UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                811-22927

            Invesco Actively Managed Exchange-Traded Commodity Fund Trust

(Exact name of registrant as specified in charter)

3500 Lacey Road

                                 Downers Grove, IL 60515

(Address of principal executive offices) (Zip code)

Anna Paglia

President

3500 Lacey Road

                                 Downers Grove, IL 60515

(Name and address of agent for service)

Registrant’s telephone number, including area code:  800-983-0903

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

(b)	Not applicable.

Invesco Annual Report to Shareholders October 31, 2022

PDBA	Invesco Agriculture Commodity Strategy No K-1 ETF

EVMT	Invesco Electric Vehicle Metals Commodity Strategy No K-1 ETF

PDBC	Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF

2

The Market Environment

Commodity Market

Commodities were one of the best performing asset classes for the fiscal year ended October 31, 2022, maintaining positive returns while most other asset classes turned negative. Following an exceptionally strong start to the calendar year as the geopolitical crisis surrounding the Russia-Ukraine war unfolded, where already fundamentally tight commodities markets were further challenged given both nations’ key roles as commodities powerhouses, prices sold off significantly across the board towards the end of the second quarter of 2022 and through the third quarter of 2022. While the earlier gains in agricultural commodities and metals were mostly, if not completely, wiped out as recession fears weighed heavily on investor sentiment and US dollar strength dented export demand, energy commodities were able to keep most of their gains from the first half of the fiscal year. The deepening energy crisis in Europe and escalating punitive actions against Russia, in addition to Russia’s retaliatory responses, helped limit the downside from macro pressures.

For the fiscal year, the Deutsche Bank OY Diversified Commodity Index Excess Return returned 17.88% with energy and agriculture commodities performing positively, whereas both industrial and precious metals finished the fiscal year with negative performance.

Energy was the best performing sector during the fiscal year, with the DBIQ Optimum Yield Energy Index Excess Return posting a return of 34.79%. Energy commodities rallied aggressively in the first two quarters of 2022 due to snowballing supply concerns fueled by Russia’s invasion of Ukraine and the resulting sanctions, most notably the European Union’s ban of Russian oil and refined products, which sent both front month Brent and West Texas Intermediate (WTI) crude oil prices into triple digit territory. Front month gasoline and Ultra Low Sulfur Diesel (ULSD) prices were also up over 60% in the first half of the calendar year on limited supplies but reversed sharply in the third quarter of 2022, partially due to the historic release of the US Strategic Petroleum Reserves and continued loss of demand from China’s lockdowns.

Agricultural commodities initially rallied to multi-year and even historic highs following Russia’s invasion of Ukraine—both countries are vital players in the global grains trade—but the DBIQ Diversified Agriculture Index Excess Return finished the fiscal year only slightly positive, posting a return of 3.08%. Prices retreated starting at the end of the second quarter of 2022, driven by recession fears, easing weather concerns and the passage of the Black Sea Grains Initiative in July 2022. However, significant risk premium was added back to the grains market to end the third quarter of 2022 as tensions in Ukraine escalated amidst nuclear threats from Russian President Vladimir Putin and the annexation of territories in response to his military setbacks. Hot, dry weather across the US and other parts of the world lowered yields on many crops, further supporting prices, while increasing energy prices continued to drive up agricultural processing and transportation costs.

Industrial metals were the hardest hit sector of the commodity complex, despite several commodities posting their strongest quarterly gains since 2010 in the first quarter of 2022. The DBIQ Optimum Yield Industrial Metals Index Excess Return was down 17.30% for the fiscal year. Growing COVID-19 lockdowns in China, the world’s largest metals consumer, followed by a slow and spotty recovery and the country’s persistent adherence to the zero-COVID-19 policy, plus accelerating recession concerns in Europe, the US and China, heavily weighed on both physical and investment demand for industrial metals. This sent the sector into freefall throughout the third quarter of 2022.

Precious metals failed to maintain positive performance over the fiscal year with the DBIQ Optimum Yield Precious Metals Index Excess Return down 12.29%. While the sector was initially supported by rising demand for safe haven assets and inflation hedging in the first quarter of 2022 amid heightened tensions leading up to the Russian invasion, rising treasury yields and a strengthening US dollar in the second and third quarters of 2022 due to aggressive interest rate hike expectations and recession fears wiped out all of the sector’s earlier gains. Weak investor demand further weighed on prices with holdings in gold-backed ETFs falling every week from mid-June to the end of the fiscal year.1 In addition to the pressures gold faced, silver prices were also weighed down by weak Chinese demand.

[1]	Source: Bloomberg LP

3

PDBA	Management’s Discussion of Fund Performance
Invesco Agriculture Commodity Strategy No K-1 ETF (PDBA)

The Invesco Agriculture Commodity Strategy No K-1 ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) that seeks long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in a combination of financial instruments that are economically linked to commodities drawn from the agriculture sector.

Under normal circumstances, the Fund invests, either directly or through a wholly-owned subsidiary (the “Subsidiary”), in a combination of three categories of investments: (i) exchange-traded futures contracts on underlying commodities (“Commodities Futures”); (ii) other instruments whose value is derived from or linked to price movements of underlying physical commodities, represented by exchange-traded futures contracts on commodity indices, commodity-linked notes, exchange-traded options on Commodities Futures, swaps on commodities and commodity-related forward contracts (“Commodity-Linked Instruments”); and (iii) cash, cash-like instruments or high-quality securities (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. Such Collateral is designed to provide liquidity, serve as margin or otherwise collateralize investments in the Commodities Futures and Commodity-Linked Instruments.

The Fund will not invest directly in physical commodities, Commodities Futures or Commodity-Linked Instruments. Instead, the Fund attempts to obtain investment returns that are highly correlated to the agriculture commodities markets by investing in these instruments indirectly through its Subsidiary. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to Commodities Futures and Commodity-Linked Instruments in accordance with the limits of the federal tax laws, which limit the ability of investment companies like the Fund to invest directly in such investments. The Fund’s investment in the Subsidiary may not exceed 25% of the Fund’s total assets at each quarter-end of the Fund’s fiscal year. The Subsidiary operates under Cayman Islands law. It is wholly-owned and controlled by the Fund and advised by the Adviser. The Subsidiary has the same investment objective as the Fund and will follow the same general investment policies and restrictions, except that unlike the Fund, it may invest without limitation in Commodities Futures and Commodity-Linked Instruments.

The Subsidiary will invest in Commodities Futures (or gain exposure to Commodities Futures through the use of swaps) that generally are representative of the components of the DBIQ Diversified Agriculture Index Excess Return (the “Benchmark Index”), an index composed of futures contracts on 11 commodities drawn from the agriculture sector: Corn, Soybeans, Wheat, Kansas City Wheat, Sugar, Cocoa, Coffee, Cotton, Live

Cattle, Feeder Cattle, and Lean Hogs. Although the Subsidiary generally provides exposure to the components of the Benchmark Index, the Fund is not an “index tracking” ETF and instead seeks to exceed the performance of the Benchmark. Therefore, the Subsidiary may not seek exposure to all of the Benchmark Index’s components or in the same proportion as the Benchmark Index. The Subsidiary may invest in Commodities Futures (or gain exposure to such Commodities Futures through the use of swaps) that are not included in the Benchmark Index, but reference a commodity represented in the Benchmark Index by a different futures contract. At times, the Subsidiary also may invest in agriculture Commodities Futures outside the Benchmark Index, invest in Commodities Futures with expirations beyond those contained in the Benchmark Index or emphasize some agriculture commodities more than others.

The Subsidiary also invests a portion of its assets in Commodity-Linked Instruments to seek to increase its investment returns or hedge against declines in the value of its other investments. Although the Fund does not seek leveraged returns, investing in Commodity-Linked Instruments may have a leveraging effect on the Fund. The Commodity-Linked Instruments may be exchange-traded or traded over-the-counter (“OTC”).

During the fiscal period from the Fund’s inception (August 24, 2022) through October 31, 2022, on a market price basis, the Fund returned (3.57)%. On a net asset value (“NAV”) basis, the Fund returned (3.41)%. During the same time period, the Benchmark Index returned (3.78)%. Additionally, the DBIQ Diversified Agriculture Index Total Return (“Total Return Benchmark Index”) returned (3.18)%. The Total Return Benchmark Index is similar to the Benchmark Index except that the Total Return Benchmark Index performance includes the return that would be generated by the Collateral. During the fiscal period, on a NAV basis, the Fund outperformed the Benchmark Index, although it underperformed the Total Return Benchmark Index primarily due to fees, operating expenses, and trading costs incurred by the Fund during the fiscal period.

During the same time period, the S&P GSCI Agriculture Index returned (0.02)%. The S&P GSCI Agriculture Index has been selected for its recognition in the marketplace because its performance comparison is a useful measure for investors as a broad representation of the agriculture sector.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended October 31, 2022 included Kansas City Wheat contracts, Chicago Wheat contracts and Corn contracts. The largest detractors from the Fund’s returns were Coffee contracts and Cotton contracts.

4

Invesco Agriculture Commodity Strategy No K-1 ETF ( PDBA) (continued)

Risk Allocation* (% of the Fund’s Net Assets) as of October 31, 2022
Asset Class	Risk Contribution by Agriculture Commodity
Commodities
	Corn	14.47%
	Soybeans	14.12
	Live Cattle	12.12
	Sugar	10.88
	Coffee	9.59
	Cocoa	9.44
	Lean Hogs	9.31
	KC Wheat	7.58
	Wheat	6.81
	Feeder Cattle	3.69
	Cotton	1.97

*	Based on notional value of futures contracts.

Fund Performance History as of October 31, 2022

Fund Inception
Index	Cumulative
DBIQ Diversified Agriculture Index Excess Return	(3.78)%
DBIQ Diversified Agriculture Index Total Return	(3.18)
S&P GSCI Agriculture Index—TR	(0.02)
Fund
NAV Return	(3.41)
Market Price Return	(3.57)

Fund Inception: August 24, 2022

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2024. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.62% (0.59% after fee waiver) includes the unitary management fee of 0.59% and acquired fund fees and expenses of 0.03%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

5

EVMT	Management’s Discussion of Fund Performance
Invesco Electric Vehicle Metals Commodity Strategy No K-1 ETF (EVMT)

The Invesco Electric Vehicle Metals Commodity Strategy No K-1 ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) that seeks long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in a combination of financial instruments that are economically linked to the tradeable metals widely used in the production of an electric vehicle (currently, iron ore, copper, aluminum, nickel and cobalt).

Under normal circumstances, the Fund invests, either directly or through a wholly-owned subsidiary (the “Subsidiary”), in a combination of four categories of investments: (i) exchange-traded futures contracts on underlying electric vehicle metal commodities (“Commodities Futures”); (ii) other instruments whose value is derived from or linked to price movements of underlying electric vehicle metal commodities. These other instruments consist of exchange-traded futures contracts on electric vehicle metal commodity indices, electric vehicle metal commodity-linked notes, exchange-traded options on Commodities Futures, swaps on electric vehicle metal commodities and electric vehicle metal commodity-related forward contracts (“Commodity-Linked Instruments”); (iii) investments related to or providing exposure to electric vehicle commodities. These investments include commodity-linked equity securities and commodity-linked exchange-traded notes (“ETNs”). These investments also include exchange-traded funds (“ETFs”), and other investment companies (including U.S. registered open-end investment companies (i.e., mutual funds), as well as closed-end investment companies traded on U.S. exchanges, or exchange-traded non-U.S. investment companies traded on foreign exchanges) to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), and ETFs that are not registered under the 1940 Act. Such investments may include affiliated funds and will be limited to percentages permitted by the 1940 Act and the rules thereunder. Any such investments will have a focus on electric vehicle metals commodities and/or electric vehicle businesses. These investments also include commodity pools that seek to track the value of certain metals, but no investment in a single commodity pool will exceed 25% of the Fund’s total assets (“Commodity-Related Assets”); and (iv) cash, cash-like instruments or high-quality securities (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. Such Collateral is designed to provide liquidity, serve as margin or otherwise collateralize investments in the Commodities Futures and Commodity-Linked Instruments.

While the Fund may invest directly in Commodity-Related Assets and Collateral, it will not invest directly in physical commodities, Commodities Futures or Commodity-Linked Instruments. Instead, the Fund attempts to obtain investment returns that are highly correlated to the commodities markets by investing in these instruments indirectly through its Subsidiary. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to Commodities Futures and Commodity-Linked Instruments in accordance with the limits of the federal tax laws, which limit the ability of investment companies like the Fund to invest directly in such investments. The Fund’s investment in the Subsidiary may not exceed 25% of the Fund’s total assets at each quarter-end of the Fund’s fiscal year. The Subsidiary operates under Cayman Islands law. It is wholly-owned and controlled by the Fund and advised by the Adviser. The Subsidiary has the same investment objective as the Fund and will follow the same general investment policies and restrictions, except that unlike the Fund, it may invest without limit in Commodities Futures and Commodity-Linked Instruments.

The Subsidiary will invest in Commodities Futures (or gain exposure to Commodities Futures through the use of swaps) that generally are representative of the components of the S&P GSCI Electric Vehicle Metals Index (the “Benchmark Index”), an index composed of futures contracts on the tradeable metals widely used in the production of an electric vehicle (currently, iron ore, copper, aluminum, nickel and cobalt). The Benchmark Index is calculated and maintained by S&P Dow Jones Indices LLC (the “Benchmark Provider”). In accordance with the Benchmark Provider’s proprietary methodology, metals within the Benchmark Index are assigned weights that broadly reflect the relative usage of each metal within a representative electric vehicle, subject to adjustments for liquidity.

Although the Subsidiary generally provides exposure to the components of the Benchmark Index, the Fund is not an “index tracking” ETF and instead seeks to exceed the performance of the Benchmark Index. Therefore, the Subsidiary may not seek exposure to all of the Benchmark’s components or in the same proportion as the Benchmark Index. The Subsidiary may invest in Commodities Futures (or gain exposure to such Commodities Futures through the use of swaps) that are not included in the Benchmark Index, but reference a commodity represented in the Benchmark Index by a different futures contract. At times, the Subsidiary also may invest in Commodities Futures outside the Benchmark Index, invest in Commodities Futures with expirations beyond those contained in the Benchmark Index or emphasize some commodities more than others. In the event that a sufficient quantity of Commodities Futures on a particular Benchmark component are not available, the Subsidiary may purchase Commodities Futures on the highest correlated Benchmark Index component or other widely traded metal or may purchase Commodity-Related Assets to provide exposure to the Benchmark Index component.

The Subsidiary also invests a portion of its assets in Commodity-Linked Instruments to seek to increase its investment returns or hedge against declines in the value of its other investments.

6

Invesco Electric Vehicle Metals Commodity Strategy No K-1 ETF (EVMT) (continued)

Although the Fund does not seek leveraged returns, investing in Commodity-Linked Instruments may have a leveraging effect on the Fund. The Commodity Linked Instruments may be exchange-traded or traded over-the-counter (“OTC”).

During the fiscal period from the Fund’s inception (April 27, 2022) through October 31, 2022, on a market price basis, the Fund returned (32.09)%. On a net asset value (“NAV”) basis, the Fund returned (31.50)%. During the same time period, the Benchmark Index returned (31.73)%. Additionally, the S&P GSCI Electric Vehicle Metals Total Return Index (“Total Return Benchmark Index”) returned (30.91)%. The Total Return Benchmark Index is similar to the Benchmark Index except that the Total Return Benchmark Index performance includes the return that would be generated by the Collateral. During the fiscal period, on a NAV basis, the Fund outperformed the Benchmark Index, although it underperformed the Total Return Benchmark Index primarily due to fees, operating expenses, and trading costs incurred by the Fund during the fiscal period.

There were no positions that contributed to the Fund’s return for the fiscal period ended October 31, 2022. The largest detractors from the Fund’s returns were Nickel contracts and LME Copper contracts.

Risk Allocation* (% of the Fund’s Net Assets) as of October 31, 2022
Asset Class	Risk Contribution by Base Metal
Commodities
	Nickel	37.21%
	Copper	29.25
	Aluminum	20.06
	Cobalt	8.33
	Iron Ore	4.86

*	Based on notional value of futures contracts.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2022

Fund Inception
Index	Cumulative
S&P GSCI Electric Vehicle Metals Excess Return Index	(31.73)%
S&P GSCI Electric Vehicle Metals Total Return Index	(30.91)
Fund
NAV Return	(31.50)
Market Price Return	(32.09)

7

Invesco Electric Vehicle Metals Commodity Strategy No K-1 ETF (EVMT) (continued)

Fund Inception: April 27, 2022

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2024. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.62% (0.59% after fee waiver) includes the unitary management fee of 0.59% and acquired fund fees and expenses of 0.03%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

8

PDBC	Management’s Discussion of Fund Performance
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF (PDBC)

The Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”) that seeks long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in a combination of financial instruments that are economically linked to the world’s most heavily traded commodities. Commodities are assets that have tangible properties, such as oil, agricultural produce or raw metals.

Under normal circumstances, the Fund invests, either directly or through a wholly-owned subsidiary (the “Subsidiary”), in a combination of three categories of investments: (i) exchange traded futures contracts on underlying commodities (“Commodities Futures”); (ii) other instruments whose value is derived from or linked to price movements of underlying physical commodities, represented by exchange-traded futures contracts on commodity indices, commodity-linked notes, exchange-traded options on Commodities Futures, swaps on commodities and commodity-related forward contracts (collectively, these are “Commodity-Linked Instruments”); and (iii) cash, cash-like instruments or high-quality securities (collectively, “Collateral”). The Collateral may consist of (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. Such Collateral is designed to provide liquidity, serve as margin or otherwise collateralize investments in the Commodities Futures and Commodity-Linked Instruments. Except as noted, references to the Fund’s investment strategies and risks include those of its Subsidiary.

While the Fund may invest directly in Commodity-Related Assets and Collateral, it may not invest directly in physical commodities, Commodities Futures or Commodity-Linked Instruments. Instead, the Fund attempts to obtain investment returns that are highly correlated to the commodities markets by investing in these instruments indirectly through its Subsidiary. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to Commodities Futures and Commodity-Linked Instruments in accordance with the limits of the federal tax laws, which limit the ability of investment companies like the Fund to invest directly in such investments. The Fund’s investment in the Subsidiary may not exceed 25% of the Fund’s total assets at each quarter-end of the Fund’s fiscal year. The Subsidiary operates under Cayman Islands law. It is wholly-owned and controlled by the Fund and advised by Invesco Capital Management LLC. The Subsidiary has the same investment objective as the Fund and will follow the same general investment policies and restrictions, except that unlike the Fund, it may invest without limit in Commodities Futures and Commodity-Linked Instruments.

The Subsidiary will invest in Commodities Futures (or gain exposure to Commodities Futures through the use of swaps) that generally are representative of the components of the DBIQ Optimum Yield Diversified Commodity Index Excess Return (the “Benchmark Index”), an index composed of futures contracts on 14 of the most heavily traded commodities across the energy, precious metals, industrial metals and agriculture sectors: aluminum, Brent crude oil, copper, corn, gold, New York Harbor Ultra Low Sulphur Diesel (“NY Harbor ULSD” previously referred to as Heating Oil), WTI crude oil, natural gas, “RBOB” gasoline, silver, soybeans, sugar, wheat and zinc. Although the Subsidiary generally provides exposure to the components of the Benchmark Index, the Fund is not an “index tracking” ETF and instead seeks to exceed the performance of the Benchmark Index. Therefore, the Subsidiary may not seek exposure to all of the Benchmark Index’s components or in the same proportion as the Benchmark Index. The Subsidiary may invest in Commodities Futures (or gain exposure to such Commodities Futures through the use of swaps) that are not included in the Benchmark Index, but reference a commodity represented in the Benchmark Index by a different futures contract. At times, it also may invest in Commodities Futures outside the Benchmark Index, invest in Commodities Futures with expirations beyond those contained in the Benchmark Index or emphasize some commodity sectors more than others.

The Subsidiary also invests a portion of its assets in Commodity- Linked Instruments to seek to increase its investment returns or hedge against declines in the value of its other investments.

Although the Fund does not seek leveraged returns, investing in Commodity-Linked Instruments may have a leveraging effect on the Fund. The Commodity-Linked Instruments may be exchange- traded or traded over-the-counter (“OTC”).

For the fiscal year ended October 31, 2022, on a market price basis, the Fund returned 18.40%. On a net asset value (“NAV”) basis, the Fund returned 18.62%. During the same time period, the Benchmark Index returned 17.88%. Additionally, the DBIQ Optimum Yield Diversified Commodity Index Total Return (“Total Return Benchmark Index”) returned 19.46%. The Total Return Benchmark Index is similar to the Benchmark Index except that the Total Return Benchmark Index performance includes the return that would be generated by the Collateral. During the fiscal year, on a NAV basis, the Fund outperformed the Benchmark Index, although it underperformed the Total Return Benchmark Index primarily due to fees, operating expenses, and trading costs (including costs related to swap transactions) incurred by the Fund, which tend to compound during rising markets.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended October 31, 2022 included the NY Harbor ULSD contracts, Brent Crude Oil contracts and Natural Gas contracts. The largest detractors from the Fund’s returns were COMEX Gold 100 Troy Ounces contracts, LME Copper contracts and Silver contracts.

9

Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF (PDBC) (continued)

Risk Allocation* (% of the Fund’s Net Assets) as of October 31, 2022
Asset Class	Risk Contribution by Sector
Commodities
	Energy	63.01%
	Agriculture	20.93
	Base Metals	8.83
	Precious Metals	7.23

*	Based on notional value of futures contracts.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of October 31, 2022

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
DBIQ Optimum Yield Diversified Commodity Index Excess Return	17.88%	18.89%	68.03%	9.78%	59.46%	2.20%	18.93%
DBIQ Optimum Yield Diversified Commodity Index Total Return	19.46	19.68	71.42	11.11	69.32	3.11	27.68
Fund
NAV Return	18.62	18.71	67.30	9.89	60.26	2.12	18.27
Market Price Return	18.40	18.68	67.16	9.82	59.73	2.09	17.98

10

Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF (PDBC) (continued)

Fund Inception: November 7, 2014

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See the current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2024. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.64% (0.62% after fee waiver) includes the unitary management fee of 0.59% and acquired fund fees and expenses of 0.05%. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Performance results for the indexes stated above are based upon a hypothetical investment in their respective constituent securities. The returns of an index do not represent Fund returns. An investor cannot invest directly in an index. The indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund and the indexes are based on the inception date of the Fund.

11

Invesco Agriculture Commodity Strategy No K-1 ETF (PDBA)

October 31, 2022

Consolidated Schedule of Investments(a)

	Principal Amount	Value
U.S. Treasury Securities-13.63%
U.S. Treasury Bills-13.63%(b)
2.63%, 11/17/2022(c)	$1,000,000	$998,740
3.47%, 01/19/2023(c)	1,000,000	991,350

Total U.S. Treasury Securities (Cost $1,991,200)		1,990,090

	Shares
Money Market Funds-84.84%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 3.10%(d)(e)	12,191,351	12,191,351

	Shares	Value
Money Market Funds-(continued)
Invesco Liquidity Funds PLC, Invesco US Dollar Liquidity Portfolio, Institutional Class, 3.16%(d)(e)	189,671	$189,671

Total Money Market Funds (Cost $12,381,022)		12,381,022

TOTAL INVESTMENTS IN SECURITIES-98.47% (Cost $14,372,222)		14,371,112
OTHER ASSETS LESS LIABILITIES-1.53%		222,806

NET ASSETS-100.00%		$14,593,918

Notes to Consolidated Schedule of Investments:

(a)	The Consolidated Schedule of Investments includes the accounts of the wholly-owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation.
(b)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c)	$1,990,090 was pledged as collateral to cover margin requirements for open futures contracts. See Note 2I.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Premier U.S. Government Money Portfolio, Institutional Class	$-	$12,195,498	$(4,147)	$-	$-	$12,191,351	$48,999

Invesco Liquidity Funds PLC, Invesco US Dollar Liquidity Portfolio, Institutional Class	-	2,603,848	(2,414,177)	-	-	189,671	3,384

Total	$-	$14,799,346	$(2,418,324)	$-	$-	$12,381,022	$52,383

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
CME Feeder Cattle	6	January-2023	$538,350	$8,283	$8,283
Cocoa	59	December-2022	1,377,650	4,305	4,305
Coffee ’C’	21	December-2022	1,399,387	(362,998)	(362,998)
Corn	66	September-2023	2,112,000	30,476	30,476
Cotton No. 2	8	December-2022	288,000	(136,103)	(136,103)
KC Wheat	23	July-2023	1,106,300	72,679	72,679
Lean Hogs	40	December-2022	1,358,800	40,335	40,335
Live Cattle	29	December-2022	1,768,710	31,272	31,272
Soybean	30	November-2023	2,060,250	24,324	24,324
Sugar No. 11	87	June-2023	1,587,298	(87,169)	(87,169)
Wheat	22	July-2023	994,125	56,166	56,166

Total Futures Contracts				$(318,430)	$(318,430)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.

12

Invesco Electric Vehicle Metals Commodity Strategy No K-1 ETF (EVMT)

October 31, 2022

Consolidated Schedule of Investments(a)

	Principal Amount	Value
U.S. Treasury Securities-21.33%
U.S. Treasury Bills-21.33%(b)
3.82%, 01/19/2023(c) (Cost $3,966,426)	$4,000,000	$3,965,401

	Shares
Money Market Funds-84.01%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 3.10%(d)(e) (Cost $15,618,353)	15,618,353	15,618,353

TOTAL INVESTMENTS IN SECURITIES-105.34% (Cost $19,584,779)		19,583,754
OTHER ASSETS LESS LIABILITIES-(5.34)%		(993,315)

NET ASSETS-100.00%		$18,590,439

Notes to Consolidated Schedule of Investments:

(a)	The Consolidated Schedule of Investments includes the accounts of the wholly-owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation.
(b)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c)	$3,965,401 was pledged as collateral to cover margin requirements for open futures contracts. See Note 2I.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the period ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Liquidity Funds PLC, Invesco US Dollar Liquidity Portfolio	$-	$14,405,967	$(14,405,967)	$-	$-	$-	$5,591

Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	32,897,450	(17,279,097)	-	-	15,618,353	135,954

Total	$-	$47,303,417	$(31,685,064)	$-	$-	$15,618,353	$141,545

(e)	The rate shown is the 7-day SEC standardized yield as of October 31, 2022.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
Cobalt Fastmarkets	31	March-2023	$1,549,341	$(209,051)	$(209,051)
LME Copper	29	December-2022	5,436,775	(57,932)	(57,932)
LME Nickel	53	December-2022	6,917,136	(171,236)	(171,236)
LME Primary Aluminum	67	December-2022	3,728,550	(98,857)	(98,857)
SGX Iron Ore 62%	117	December-2022	902,889	(184,473)	(184,473)

Total Futures Contracts				$(721,549)	$(721,549)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.

13

Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF (PDBC)

October 31, 2022

Consolidated Schedule of Investments(a)

	Principal Amount	Value
U.S. Treasury Securities-49.77%
U.S. Treasury Bills-49.77%(b)
1.53%, 11/25/2022	$2,500,000,000	$2,494,539,375
1.71%, 12/08/2022(c)	300,000,000	298,942,803
3.27%, 12/29/2022	500,000,000	496,924,120
3.82%, 01/19/2023	125,000,000	123,918,779
4.00%, 01/26/2023(c)	250,000,000	247,620,070

Total U.S. Treasury Securities (Cost $3,665,820,259)		3,661,945,147

	Shares
Money Market Funds-47.52%
Invesco Premier U.S. Government Money Portfolio, Institutional Class, 3.10%(d)(e)	2,584,878,270	2,584,878,270

	Shares	Value
Money Market Funds-(continued)
Invesco Liquidity Funds PLC, Invesco US Dollar Liquidity Portfolio, Institutional Class, 3.16%(d)(e)	911,378,577	$911,378,577

Total Money Market Funds (Cost $3,496,256,847)		3,496,256,847

TOTAL INVESTMENTS IN SECURITIES-97.29% (Cost $7,162,077,106)		7,158,201,994
OTHER ASSETS LESS LIABILITIES-2.71%		199,217,102

NET ASSETS-100.00%		$7,357,419,096

Notes to Consolidated Schedule of Investments:

(a)	The Consolidated Schedule of Investments includes the accounts of the wholly-owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation.
(b)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c)	$372,179,571 was pledged as collateral to cover margin requirements for open futures contracts. See Note 2I.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the fiscal year ended October 31, 2022.

	Value October 31, 2021	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value October 31, 2022	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$3,605,913,043	$6,703,232,042	$(10,309,145,085)	$-	$-	$-	$28,423,562

Invesco Premier U.S. Government Money Portfolio, Institutional Class	-	2,714,697,070	(129,818,800)	-	-	2,584,878,270	2,575,333

Invesco Liquidity Funds PLC, Invesco US Dollar Liquidity Portfolio, Institutional Class	567,944,988	9,491,095,827	(9,147,662,238)	-	-	911,378,577	6,949,406

Total	$4,173,858,031	$18,909,024,939	$(19,586,626,123)	$-	$-	$3,496,256,847	$37,948,301

(e) The rate shown is the 7-day SEC standardized yield as of October 31, 2022.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Commodity Risk
Brent Crude Oil	1,995	December-2022	$181,584,900	$(1,396,049)	$(1,396,049)
Corn	2,437	September-2023	77,984,000	443,223	443,223
Gasoline RBOB	1,750	February-2023	179,648,700	(2,528,400)	(2,528,400)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.

14

Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF (PDBC)–(continued)

October 31, 2022

Open Futures Contracts–(continued)
Long Futures Contracts–(continued)	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Gold	469	February-2023	$77,614,810	$(3,038,209)	$(3,038,209)

LME Copper	190	May-2023	35,173,750	(865,746)	(865,746)

LME Primary Aluminum	724	May-2023	40,688,800	(2,023,013)	(2,023,013)

LME Zinc	644	August-2023	41,936,475	(6,787,213)	(6,787,213)

Natural Gas	2,278	April-2023	107,703,840	(3,126,458)	(3,126,458)

NY Harbor ULSD	1,822	March-2023	240,721,547	1,001,691	1,001,691

Silver	176	March-2023	16,980,480	(1,003,619)	(1,003,619)

Soybean	1,007	November-2023	69,155,725	945,613	945,613

Sugar No. 11	3,217	June-2023	58,693,522	(2,620,234)	(2,620,234)

Wheat	1,637	July-2023	73,971,937	4,000,326	4,000,326

WTI Crude Oil	1,906	December-2022	162,772,400	(4,053,130)	(4,053,130)

Total Futures Contracts				$(21,051,218)	$(21,051,218)

Open Over-The-Counter Total Return Swap Agreements(a)(b)
Counterparty	Pay/ Receive	Reference Entity(c)	Fixed Rate	Payment Frequency	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Commodity Risk

Citibank, N.A.	Receive	Citigroup Global Markets Limited Commodity Index	0.21%	Monthly	November-2022	$700,000,000	$–	$(1,832,486)	$(1,832,486)

Goldman Sachs International	Receive	Goldman Sachs Managed Commodity Strategy GSEBA001	0.22	Monthly	November-2022	900,000,000	–	(2,292,861)	(2,292,861)

JPMorgan	Receive	J.P. Morgan Excess Return JMCUINVE Index	0.20	Monthly	November-2022	400,000,000	–	(1,034,642)	(1,034,642)

Macquarie Bank Ltd.	Receive	Macquarie MQCP322E Managed Futures Index	0.21	Monthly	November-2022	1,050,000,000	–	(2,744,036)	(2,744,036)

Merrill Lynch International	Receive	Merrill Lynch MLBXIVMB Excess Return Index	0.22	Monthly	November-2022	900,000,000	–	(2,251,509)	(2,251,509)

Morgan Stanley Capital Services LLC	Receive	Morgan Stanley MSCYIZ01 Index	0.20	Monthly	November-2022	1,000,000,000	–	(2,543,523)	(2,543,523)

Royal Bank of Canada	Receive	RBC Enhanced Commodity PS01 Index	0.20	Monthly	November-2022	1,050,000,000	–	(2,741,631)	(2,741,631)

Total - Total Return Swap Agreements							$–	$(15,440,688)	$(15,440,688)

(a)	Open Over-The-Counter Total Return Swap Agreements are collateralized by cash held with the swap Counterparties in the amount of $283,060,000.
(b)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(c)	The Reference Entity Components tables below include additional information regarding the underlying components of certain reference entities that are not publicly available.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.

15

Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF (PDBC)–(continued)

October 31, 2022

Reference Entity Components
Reference Entity	Underlying Components	Percentage

Citigroup Global Markets Limited Commodity Index

	Long Futures Contracts

	Heating Oil	17.68%

	Brent Crude Oil	13.00

	RBOB Gasoline	12.70

	WTI Crude Oil	11.64

	Natural Gas	7.94

	Gold	5.95

	Corn	5.71

	Soybean	5.51

	Wheat	5.45

	Sugar	4.29

	Aluminium	3.07

	Zinc	3.05

	Copper	2.72

	Silver	1.29

	Total	100.00%

Goldman Sachs Managed Commodity Strategy GSEBA001

	Long Futures Contracts

	Heating Oil	17.69%

	Brent Crude Oil	12.57

	RBOB Gasoline	12.43

	WTI Crude Oil	11.23

	Natural Gas	7.94

	Gold	6.30

	Soybean	5.88

	Corn	5.71

	Wheat	5.45

	Sugar	4.29

	Aluminium	3.16

	Zinc	3.05

	Copper	2.91

	Silver	1.39

	Total	100.00%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.

16

Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF (PDBC)–(continued)

October 31, 2022

Reference Entity Components–(continued)
Reference Entity	Underlying Components	Percentage

J.P. Morgan Excess Return JMCUINVE Index

	Long Futures Contracts

	Heating Oil	17.68%

	Brent Crude Oil	13.00

	RBOB Gasoline	12.70

	WTI Crude Oil	11.64

	Natural Gas	7.94

	Gold	5.95

	Corn	5.71

	Soybean	5.51

	Wheat	5.45

	Sugar	4.29

	Aluminium	3.07

	Zinc	3.05

	Copper	2.72

	Silver	1.29

	Total	100.00%

Macquarie MQCP322E Managed Futures Index

	Long Futures Contracts

	Heating Oil	17.44%

	Brent Crude Oil	13.02

	RBOB Gasoline	12.85

	WTI Crude Oil	11.66

	Natural Gas	7.94

	Gold	5.95

	Corn	5.71

	Soybean	5.56

	Wheat	5.45

	Sugar	4.29

	Aluminium	3.06

	Zinc	3.05

	Copper	2.73

	Silver	1.29

	Total	100.00%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.

17

Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF (PDBC)–(continued)

October 31, 2022

Reference Entity Components–(continued)
Reference Entity	Underlying Components	Percentage

Merrill Lynch MLBXIVMB Excess Return Index

	Long Futures Contracts

	Heating Oil	17.64%

	Brent Crude Oil	12.99

	RBOB Gasoline	12.82

	WTI Crude Oil	11.63

	Natural Gas	7.92

	Gold	5.93

	Corn	5.70

	Soybean	5.55

	Wheat	5.43

	Sugar	4.28

	Aluminium	3.06

	Zinc	3.04

	Copper	2.72

	Silver	1.29

	Total	100.00%

Morgan Stanley MSCYIZ01 Index

	Long Futures Contracts

	Heating Oil	17.44%

	Brent Crude Oil	13.02

	RBOB Gasoline	12.85

	WTI Crude Oil	11.66

	Natural Gas	7.94

	Gold	5.95

	Corn	5.71

	Soybean	5.56

	Wheat	5.45

	Sugar	4.29

	Aluminium	3.06

	Zinc	3.05

	Copper	2.73

	Silver	1.29

	Total	100.00%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.

18

Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF (PDBC)–(continued)

October 31, 2022

Reference Entity Components–(continued)

Reference Entity	Underlying Components	Percentage

RBC Enhanced Commodity PS01 Index

	Long Futures Contracts

	Heating Oil	17.68%

	Brent Crude Oil	13.00

	RBOB Gasoline	12.70

	WTI Crude Oil	11.64

	Natural Gas	7.94

	Gold	5.95

	Corn	5.71

	Soybean	5.51

	Wheat	5.45

	Sugar	4.29

	Aluminium	3.07

	Zinc	3.05

	Copper	2.72

	Silver	1.29

	Total	100.00%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.

19

Consolidated Statements of Assets and Liabilities

October 31, 2022

	Invesco	Invesco Electric	Invesco Optimum
	Agriculture	Vehicle Metals	Yield Diversified
	Commodity Strategy	Commodity Strategy	Commodity Strategy
	No K-1 ETF	No K-1 ETF	No K-1 ETF
	(PDBA)	(EVMT)	(PDBC)
Assets:
Unaffiliated investments in securities, at value	$1,990,090	$3,965,401	$3,661,945,147
Affiliated investments in securities, at value	12,381,022	15,618,353	3,496,256,847
Deposits with brokers:
Cash collateral-OTC derivatives	-	-	283,060,000
Receivable for:
Dividends.	29,131	39,924	8,776,435
Variation margin on non-LME futures contracts	198,397	-	-
LME futures contracts	-	71,994	716,808

Total assets	14,598,640	19,695,672	7,450,755,237

Liabilities:
Other investments:
Unrealized depreciation on LME futures contracts	-	328,025	9,675,972
Unrealized depreciation on swap agreements – OTC	-	-	15,440,688
Due to custodian	-	26,309	12,458,375
Payable for:
Variation margin on non-LME futures contracts	-	60,928	3,012,970
LME futures contracts	-	682,724	49,317,245
Accrued unitary management fees	4,722	7,247	3,430,891

Total liabilities	4,722	1,105,233	93,336,141

Net Assets	$14,593,918	$18,590,439	$7,357,419,096

Net assets consist of:
Shares of beneficial interest	$14,553,449	$19,002,442	$6,621,542,264
Distributable earnings (loss)	40,469	(412,003)	735,876,832

Net Assets	$14,593,918	$18,590,439	$7,357,419,096

Shares outstanding (unlimited amount authorized, $0.01 par value)	500,001	900,001	432,104,000
Net asset value	$29.19	$20.66	$17.03

Market price	$29.18	$20.70	$17.01

Unaffiliated investments in securities, at cost	$1,991,200	$3,966,426	$3,665,820,259

Affiliated investments in securities, at cost	$12,381,022	$15,618,353	$3,496,256,847

See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.

20

Consolidated Statements of Operations

For the year ended October 31, 2022

	Invesco	Invesco Electric	Invesco Optimum
	Agriculture	Vehicle Metals	Yield Diversified
	Commodity Strategy	Commodity Strategy	Commodity Strategy
	No K-1 ETF	No K-1 ETF	No K-1 ETF
	(PDBA)(a)	(EVMT)(b)	(PDBC)
Investment income:
Unaffiliated interest income	$6,843	$38,064	$29,694,569
Affiliated dividend income	52,383	141,545	37,948,301

Total investment income	59,226	179,609	67,642,870

Expenses:
Unitary management fees	12,733	64,035	43,935,291

Less: Waivers	(3,382)	(15,421)	(3,154,734)

Net expenses	9,351	48,614	40,780,557

Net investment income	49,875	130,995	26,862,313

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	-	(192)	611
Futures contracts	(110,107)	(7,817,820)	174,935,280
Swap agreements	-	-	746,198,692

Net realized gain (loss)	(110,107)	(7,818,012)	921,134,583

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(1,110)	(1,025)	(3,803,446)
Futures contracts	(318,430)	(721,549)	(86,244,856)
Swap agreements	-	-	(124,177,425)

Change in net unrealized appreciation (depreciation)	(319,540)	(722,574)	(214,225,727)

Net realized and unrealized gain (loss)	(429,647)	(8,540,586)	706,908,856

Net increase (decrease) in net assets resulting from operations	$(379,772)	$(8,409,591)	$733,771,169

(a)	For the period August 22, 2022 (commencement of investment operations) through October 31, 2022.
(b)	For the period April 25, 2022 (commencement of investment operations) through October 31, 2022.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.

21

Consolidated Statements of Changes in Net Assets

For the years ended October 31, 2022 and 2021

	Invesco	Invesco Electric
	Agriculture	Vehicle Metals	Invesco Optimum Yield
	Commodity Strategy	Commodity Strategy	Diversified Commodity Strategy
	No K-1 ETF (PDBA)	No K-1 ETF (EVMT)	No K-1 ETF (PDBC)
	2022(a)	2022(b)	2022	2021
Operations:
Net investment income (loss)	$49,875	$130,995	$26,862,313	$(25,060,433)
Net realized gain (loss)	(110,107)	(7,818,012)	921,134,583	1,905,610,644
Change in net unrealized appreciation (depreciation)	(319,540)	(722,574)	(214,225,727)	204,076,433

Net increase (decrease) in net assets resulting from operations	(379,772)	(8,409,591)	733,771,169	2,084,626,644

Distributions to Shareholders from:
Distributable earnings	-	-	(2,084,525,510)	(225,797)

Shareholder Transactions:
Proceeds from shares sold	16,422,174	30,264,440	4,660,180,327	3,730,746,971
Value of shares repurchased	(1,448,484)	(3,264,410)	(2,837,745,272)	(1,369,179,606)

Net increase in net assets resulting from share transactions	14,973,690	27,000,030	1,822,435,055	2,361,567,365

Net increase in net assets	14,593,918	18,590,439	471,680,714	4,445,968,212

Net assets:
Beginning of period	-	-	6,885,738,382	2,439,770,170

End of period	$14,593,918	$18,590,439	$7,357,419,096	$6,885,738,382

Changes in Shares Outstanding:
Shares sold.	550,001	1,050,001	281,000,000	202,100,000
Shares repurchased	(50,000)	(150,000)	(160,300,000)	(74,900,000)
Shares outstanding, beginning of period	-	-	311,404,000	184,204,000

Shares outstanding, end of period	500,001	900,001	432,104,000	311,404,000

(a)	For the period August 22, 2022 (commencement of investment operations) through October 31, 2022.
(b)	For the period April 25, 2022 (commencement of investment operations) through October 31, 2022.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.

22

Consolidated Financial Highlights

Invesco Agriculture Commodity Strategy No K-1 ETF (PDBA)

	For the Period
	August 22, 2022(a)
	Through
	October 31,
	2022
Per Share Operating Performance:
Net asset value at beginning of period	$30.00

Net investment income(b)	0.13
Net realized and unrealized gain (loss) on investments	(0.94)

Total from investment operations	(0.81)

Net asset value at end of period	$29.19

Market price at end of period(c)	$29.18

Net Asset Value Total Return(d)	(2.70	)%(e)
Market Price Total Return(d)	(2.73	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$14,594
Ratio to average net assets of:
Expenses, after Waivers(f)	0.43	%(g)
Expenses, prior to Waivers(f)	0.59	%(g)
Net investment income	2.31	%(g)

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (August 24, 2022, the first day of trading on the exchange) to October 31, 2022 was (3.41)%. The market price total return from Fund Inception to October 31, 2022 was (3.57)%.

(f)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(g)	Annualized.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.

23

Consolidated Financial Highlights–(continued)

Invesco Electric Vehicle Metals Commodity Strategy No K-1 ETF (EVMT)

	For the Period
	April 25, 2022(a)
	Through
	October 31,
	2022
Per Share Operating Performance:
Net asset value at beginning of period	$30.00

Net investment income(b)	0.15
Net realized and unrealized gain (loss) on investments	(9.49)

Total from investment operations	(9.34)

Net asset value at end of period	$20.66

Market price at end of period(c)	$20.70

Net Asset Value Total Return(d)	(31.13	)%(e)
Market Price Total Return(d)	(31.00	)%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$18,590
Ratio to average net assets of:
Expenses, after Waivers(f)	0.45	%(g)
Expenses, prior to Waivers(f)	0.59	%(g)
Net investment income	1.21	%(g)

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (April 27, 2022, the first day of trading on the exchange) to October 31, 2022 was (31.50)%. The market price total return from Fund Inception to October 31, 2022 was (32.09)%.

(f)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(g)	Annualized.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.

24

Consolidated Financial Highlights–(continued)

Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF (PDBC)

	Years Ended October 31,
	2022	2021		2020	2019		2018
Per Share Operating Performance:
Net asset value at beginning of year	$22.11	$13.24		$15.90	$17.78		$17.44

Net investment income (loss)(a)	0.06	(0.10)		0.02	0.27		0.22
Net realized and unrealized gain (loss) on investments	2.01	8.97		(2.45)	(2.00)		0.79

Total from investment operations.	2.07	8.87		(2.43)	(1.73)		1.01

Distributions to shareholders from:
Net investment income	(7.15)	(0.00	)(b)	(0.23)	(0.15)		(0.67)

Net asset value at end of year	$17.03	$22.11		$13.24	$15.90		$17.78

Market price at end of year(c)	$17.01	$22.12		$13.22	$15.89		$17.76

Net Asset Value Total Return(d)	18.62%	67.01%		(15.55)%	(9.66)%		6.04%
Market Price Total Return(d)	18.40%	67.34%		(15.63)%	(9.63)%		5.73%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$7,357,419	$6,885,738		$2,439,770	$1,655,119		$2,503,340
Ratio to average net assets of:
Expenses, after Waivers(e)	0.55%	0.57%		0.50%	0.57	%(f)	0.57%
Expenses, prior to Waivers(e)	0.59%	0.59%		0.59%	0.60	%(f)	0.59%
Net investment income (loss)	0.36%	(0.53)%		0.15%	1.65	%(f)	1.20%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $(0.005).
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(f)	Ratios include non-recurring costs associated with a proxy statement of 0.01%.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the consolidated financial statements.

25

Notes to Consolidated Financial Statements

Invesco Actively Managed Exchange-Traded Commodity Fund Trust

October 31, 2022

NOTE 1–Organization

Invesco Actively Managed Exchange-Traded Commodity Fund Trust (the “Trust”) was organized as a Delaware statutory trust and is authorized to have multiple series of portfolios. Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following Funds and their respective wholly-owned subsidiaries (each, a “Subsidiary”) organized under the laws of the Cayman Islands:

Full Name	Short Name	Subsidiary

Invesco Agriculture Commodity Strategy No K-1 ETF (PDBA)	“Agriculture Commodity Strategy No K-1 ETF”	Invesco PDBA Cayman Ltd.

Invesco Electric Vehicle Metals Commodity Strategy No K-1 ETF (EVMT)	“Electric Vehicle Metals Commodity Strategy No K-1 ETF”	Invesco Electric Vehicle Metals Commodity Strategy No K-1 Cayman Ltd.

Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF (PDBC)	“Optimum Yield Diversified Commodity Strategy No K-1 ETF”	Invesco Optimum Yield Diversified Commodity Strategy No K-1 Cayman Ltd.

The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on The Nasdaq Stock Market.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of cash. Except when aggregated in Creation Units by authorized participants (“APs”), the Shares are not individually redeemable securities of the Funds.

Each Fund’s investment objective is to seek long-term capital appreciation. Agriculture Commodity Strategy No K-1 ETF seeks to achieve its investment objective by investing in financial instruments that provide economic exposure to the agriculture markets through investment in its Subsidiary. Electric Vehicle Metals Commodity Strategy No K-1 ETF seeks to achieve its investment objective by investing in financial instruments that provide economic exposure to the metals markets through investment in its Subsidiary. Optimum Yield Diversified Commodity Strategy No K-1 ETF seeks to achieve its investment objective by investing in financial instruments that provide economic exposure to the commodities markets through investment in its Subsidiary. Each Fund may invest up to 25% of its total assets in its Subsidiary.

NOTE 2–Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their consolidated financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services–Investment Companies.

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded or, lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day NAV per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value. Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for

26

debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Capital Management LLC (the “Adviser”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the New York Stock Exchange (“NYSE”), closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American depositary receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Total return swap agreements are valued on a daily basis in accordance with the agreements, using observable inputs, such as valuation indications provided by index providers, whenever available. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

The price a Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, a Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Investment Transactions and Investment Income - Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and

27

accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to a Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

C.

Country Determination - For the purposes of presentation in the Consolidated Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Dividends and Distributions to Shareholders - Each Fund declares and pays dividends from net investment income, if any, to its shareholders annually and records such dividends on the ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on the ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in each Fund’s consolidated financial statements as a tax return of capital at fiscal year-end.

E.

Federal Income Taxes - Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Each Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, each Fund is required to increase its taxable income by its share of its Subsidiary’s income. Net investment losses of each Subsidiary cannot be deducted by each Fund in the current period nor carried forward to offset taxable income in future periods.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser).

Expenses of the Trust that are excluded from a Fund’s unitary management fee and are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are excluded from a Fund’s unitary management fee and are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying consolidated financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

G.

Accounting Estimates - The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates.

28

All inter-company accounts and transactions have been eliminated in consolidation. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Also, under each Subsidiary’s organizational documents, the directors and officers of the Subsidiary are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of their duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Futures Contracts - The Subsidiaries invest in commodity-linked futures contracts that generally are representative of the components of each Fund’s respective benchmark index. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying commodity or financial instrument for a specified price at a future date. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant broker. During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made on commodity futures contracts that do not trade on the London Metals Exchange (the “LME”), depending upon whether unrealized gains or losses are incurred. These amounts are reflected as a receivable or payable on the Consolidated Statements of Assets and Liabilities. For LME contracts, subsequent or variation margin payments are not made and the value of the contracts is presented as net unrealized appreciation (depreciation) on the Consolidated Statements of Assets and Liabilities. When the contracts are closed or expire, each Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and each Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statements of Operations.

For settlement of LME commodity futures contracts, cash is not transferred until the settled futures contracts expire. Net realized gains or losses on LME contracts which have been closed out but for which the contract has not yet expired are reflected as a receivable or payable on the Consolidated Statements of Assets and Liabilities.

The primary risks associated with futures contracts are market risk, leverage risk and the absence of a liquid secondary market. If a Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, each Fund would continue to be subject to market risk with respect to the value of the contracts and may be required to continue to maintain the margin deposits on the futures contracts until the position expired or matured. As futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling”. If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will depend on the difference in price of the near and distant contracts. In addition, each Fund may not “roll” futures contracts on a predefined schedule as they approach expiration; instead the Adviser may determine to roll to another futures contract (chosen from a list of tradable futures with expirations beyond those contained in the Benchmark Index) in an attempt to generate maximum yield. There can be no guarantee that such a strategy will produce the desired results.

J.

Swap Agreements - The Funds may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes (e.g., to gain exposure to commodities or commodity-related futures) or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain, among other conditions, events of default and termination events, and various covenants and representations such as provisions that require each Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of each Fund’s NAV over specific periods of time. If each Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities or commodities representing a particular index.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statements of Assets

29

and Liabilities and may be referred to as upfront payments. The Funds accrue for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statements of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statements of Operations. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statements of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statements of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate, the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty.

K.	Other Risks

AP Concentration Risk. Only APs may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities held by each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, and Shares may be more likely to trade at a premium or discount to a Fund’s NAV and to face trading halts and/or delisting. Investments in non-U.S. securities, which may have lower trading volumes or could experience extended market closures or trading halts, may increase the risk that APs may not be able to effectively create or redeem Creation Units or the risk that the Shares may be halted and/or delisted.

Cash Transaction Risk. Most exchange-traded funds (“ETFs”) generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, each Fund currently intends to effect creations and redemptions principally for cash, rather than principally in-kind, because of the nature of the Fund’s investments. As such, each Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds. Therefore, a Fund may recognize a capital gain on these sales that might not have been incurred if the Fund had made a redemption in-kind. This may decrease the tax efficiency of each Fund compared to ETFs that utilize an in-kind redemption process and there may be a substantial difference in the after-tax rate of return between each Fund and conventional ETFs.

Commodity-Linked Derivative Risk. Investments linked to the prices of commodities may be considered speculative. Each Fund’s significant investment exposure to commodities may subject the Fund to greater volatility than investments in traditional securities. Therefore, the value of such instruments may be volatile and fluctuate widely based on a variety of macroeconomic factors or commodity-specific factors. At times, price fluctuations may be quick and significant and may not correlate to price movements in other asset classes, such as stocks, bonds and cash.

Commodity Pool Risk. Each Subsidiary’s investments in futures contracts has caused it and the Fund to be deemed commodity pools, thereby subjecting each of the Subsidiaries and the Funds to regulation under the Commodity Exchange Act and Commodity Futures Trading Commission (“CFTC”) rules. The Adviser is registered as a commodity pool operator (“CPO”) and as a commodity trading advisor (“CTA”), and will manage both the Funds and the Subsidiaries in accordance with CFTC rules, as well as the rules that apply to registered investment companies. Registration as a CPO or CTA subjects the Adviser to additional laws, regulations and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Funds or the Subsidiaries. Registration as a commodity pool may have negative effects on the ability of the Funds or the Subsidiaries to engage in its planned investment program. Additionally, the Subsidiaries’ positions in futures contracts may have to be liquidated at disadvantageous times or prices to prevent the Funds from exceeding any applicable position limits established by the CFTC. Such actions may subject the Funds to substantial losses.

Futures Contracts Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying commodity or commodity index; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash or must sell securities to meet those margin requirements; (vi) the possibility that a failure to close a position may result in the Fund receiving an illiquid commodity; and (vii) unfavorable execution prices from rapid selling.

Leverage Risk. The Subsidiaries may invest in portfolio investments that can give rise to a form of economic leverage. Because derivatives may have a component of economic leverage, adverse changes in the value or level of the underlying

30

asset can result in the magnification of gains or losses on the investment held by a Fund, and may potentially result in a loss greater than the amount invested in the derivative itself. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet any required asset segregation requirements when it may not be advantageous for a Fund to do so.

Liquidity Risk. Liquidity risk exists when a particular investment is difficult to purchase or sell. If a Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Management Risk. The Funds are subject to management risk because they are actively managed portfolios. In managing a Fund’s portfolio securities, the Adviser applies investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these will produce the desired results.

Non-Diversified Fund Risk. Because each Fund (except Optimum Yield Diversified Commodity Strategy No K-1 ETF) is non-diversified and can invest a greater portion of its assets in securities of individual issuers than can a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Market Risk. The Funds’ holdings are subject to market fluctuations. You should anticipate that the value of the Shares will decline more or less, in correlation with any decline in value of the holdings in a Fund’s portfolio. Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to each Fund’s NAV.

Pooled Investment Vehicle Risk. The Funds face the risk that a pooled investment vehicle will not achieve its investment objective. The Funds also are subject to the risks of the underlying commodities in which the pooled vehicles invest. As a shareholder in such a vehicle, the Funds will incur duplicative expenses, bearing its share of that vehicle’s expenses while also paying its own advisory and administrative fees. In addition, the Funds will incur brokerage costs when purchasing and selling shares of pooled investment vehicles.

Subsidiary Investment Risk. By investing in its Subsidiary, each Fund is indirectly exposed to the risks associated with its respective Subsidiary’s investments. Each Subsidiary is not registered under the 1940 Act; therefore each Fund will not receive all of the protections offered to investors in registered investment companies. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of a Fund and/or its Subsidiary to operate as intended, which may negatively affect the Fund and its shareholders.

Tax Risk. To qualify as a regulated investment company (“RIC”), the Funds must meet certain requirements concerning the source of its income. Each Fund’s investment in its respective Subsidiary is intended to provide exposure to commodities in a manner consistent with the “qualifying income” requirement applicable to RICs. The Internal Revenue Service (“IRS”) has ceased issuing private revenue rulings regarding whether the use of subsidiaries by investment companies to invest in commodity-linked instruments constitutes qualifying income. If the IRS determines that this source of income is not “qualifying income,” the Funds may cease to qualify as a RIC. Failure to qualify as a RIC could subject the Funds to adverse tax consequences, including a federal income tax on their net income at regular corporate rates, as well as a tax to shareholders on such income when distributed as an ordinary dividend.

Valuation Risk. Financial information related to securities of non-U.S. issuers may be less reliable than information related to securities of U.S. issuers, which may make it difficult to obtain a current price for a non-U.S. security held by a Fund. In certain circumstances, market quotations may not be readily available for some Fund securities, and those securities may be fair valued. The value established for a security through fair valuation may be different from what would be produced if the security had been valued using market quotations. Fund securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuations in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time, and it is possible that a Fund would incur a loss because a security is sold at a discount to its established value.

COVID-19 Risk. The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Funds’ performance.

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NOTE 3–Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services.

Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The unitary management fee is paid by each Fund to the Adviser at the following annual rates:

Unitary Management Fees
(as a % of average daily net assets)

Agriculture Commodity Strategy No K-1 ETF	0.59%

Electric Vehicle Metals Commodity Strategy No K-1 ETF	0.59%

Optimum Yield Diversified Commodity Strategy No K-1 ETF	0.59%

Through at least August 31, 2024, the Adviser has contractually agreed to waive the management fee payable by each Fund in an amount equal to the lesser of: (i) 100% of the net advisory fees earned by the Adviser or an affiliate of the Adviser that are attributable to the Fund’s investments in money market funds that are managed by affiliates of the Adviser and other funds (including ETFs) managed by the Adviser or affiliates of the Adviser or (ii) the management fee available to be waived. There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended October 31, 2022, the Adviser waived fees for each Fund in the following amounts:

Agriculture Commodity Strategy No K-1 ETF*	$3,382

Electric Vehicle Metals Commodity Strategy No K-1 ETF**	15,421

Optimum Yield Diversified Commodity Strategy No K-1 ETF	3,154,734

*	For the period August 22, 2022 (commencement of investment operations) through October 31, 2022.
**	For the period April 25, 2022 (commencement of investment operations) through October 31, 2022.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

NOTE 4–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.

Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2022. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent

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uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Agriculture Commodity Strategy No K-1 ETF

Investments in Securities

U.S. Treasury Securities	$-	$1,990,090	$-	$1,990,090

Money Market Funds	12,381,022	-	-	12,381,022

Total Investments in Securities	12,381,022	1,990,090	-	14,371,112

Other Investments - Assets*

Futures Contracts	267,840	-	-	267,840

Other Investments - Liabilities*

Futures Contracts	(586,270)	-	-	(586,270)

Total Other Investments	(318,430)	-	-	(318,430)

Total Investments	$12,062,592	$1,990,090	$-	$14,052,682

Electric Vehicle Metals Commodity Strategy No K-1 ETF

Investments in Securities

U.S. Treasury Securities	$-	$3,965,401	$-	$3,965,401

Money Market Funds	15,618,353	-	-	15,618,353

Total Investments in Securities	15,618,353	3,965,401	-	19,583,754

Other Investments - Liabilities*

Futures Contracts	(721,549)	-	-	(721,549)

Total Investments	$14,896,804	$3,965,401	$-	$18,862,205

Optimum Yield Diversified Commodity Strategy No K-1 ETF

Investments in Securities

U.S. Treasury Securities	$-	$3,661,945,147	$-	$3,661,945,147

Money Market Funds	3,496,256,847	-	-	3,496,256,847

Total Investments in Securities	3,496,256,847	3,661,945,147	-	7,158,201,994

Other Investments - Assets*

Futures Contracts	6,390,853	-	-	6,390,853

Other Investments - Liabilities*

Futures Contracts	(27,442,071)	-	-	(27,442,071)

Swap Agreements	-	(15,440,688)	-	(15,440,688)

	(27,442,071)	(15,440,688)	-	(42,882,759)

Total Other Investments	(21,051,218)	(15,440,688)	-	(36,491,906)

Total Investments	$3,475,205,629	$3,646,504,459	$-	$7,121,710,088

*	Unrealized appreciation (depreciation).

NOTE 5–Derivative Investments

The Funds may enter into an ISDA Master Agreement under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Funds do not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statements of Assets and Liabilities.

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Value of Derivative Investments at Period-End

The table below summarizes the value of each Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2022:

Value
		Electric Vehicle	Optimum Yield
	Agriculture	Metals	Diversified
	Commodity	Commodity	Commodity
	Strategy	Strategy	Strategy
	No K-1 ETF	No K-1 ETF	No K-1 ETF
	Commodity	Commodity	Commodity
Derivative Assets	Risk	Risk	Risk

Unrealized appreciation on futures contracts–Exchange-Traded(a)	$267,840	$-	$6,390,853

Derivatives not subject to master netting agreements	(267,840)	-	(6,390,853)

Total Derivative Assets subject to master netting agreements	$-	$-	$-

Value
		Electric Vehicle	Optimum Yield
	Agriculture	Metals	Diversified
	Commodity	Commodity	Commodity
	Strategy	Strategy	Strategy
	No K-1 ETF	No K-1 ETF	No K-1 ETF
	Commodity	Commodity	Commodity
Derivative Liabilities	Risk	Risk	Risk

Unrealized depreciation on futures contracts–Exchange-Traded(a)	$(586,270)	$(721,549)	$(27,442,071)

Unrealized depreciation on swap agreements–OTC	-	-	(15,440,688)

Total Derivative Liabilities	(586,270)	(721,549)	(42,882,759)

Derivatives not subject to master netting agreements	586,270	721,549	27,442,071

Total Derivative Liabilities subject to master netting agreements	$-	$-	$(15,440,688)

(a)

Includes cumulative appreciation (depreciation) on futures contracts. Only current day’s variation margin receivable (payable) is reported within the Consolidated Statement of Assets and Liabilities for non-LME futures contracts.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2022:

Optimum Yield Diversified Commodity Strategy No K-1 ETF

	Financial Derivative	Financial Derivative		Collateral
	Assets	Liabilities		(Received)/Pledged
			Net Value of
Counterparty	Swap Agreements	Swap Agreements	Derivatives	Non-Cash	Cash	Net Amount

Citibank, N.A.	$-	$(1,832,486)	$(1,832,486)	$-	$1,832,486	$-

Goldman Sachs International	-	(2,292,861)	(2,292,861)	-	-	(2,292,861)

JPMorgan	-	(1,034,642)	(1,034,642)	-	-	(1,034,642)

Macquarie Bank Ltd.	-	(2,744,036)	(2,744,036)	-	2,744,036	-

Merrill Lynch International	-	(2,251,509)	(2,251,509)	-	2,251,509	-

Morgan Stanley Capital Services LLC	-	(2,543,523)	(2,543,523)	-	2,543,523	-

Royal Bank of Canada	-	(2,741,631)	(2,741,631)	-	2,741,631	-

Total	$-	$(15,440,688)	$(15,440,688)	$-	$12,113,185	$(3,327,503)

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Effect of Derivative Investments for the Fiscal Year Ended October 31, 2022

The table below summarizes each Fund’s gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statements of Operations
		Electric Vehicle	Optimum Yield
	Agriculture	Metals	Diversified
	Commodity	Commodity	Commodity
	Strategy	Strategy	Strategy
	No K-1 ETF	No K-1 ETF	No K-1 ETF

	Commodity
	Risk

Realized Gain (Loss):

Futures contracts	$(110,107)	$(7,817,820)	$174,935,280

Swap agreements	-	-	746,198,692

Change in Net Unrealized Appreciation (Depreciation):

Futures contracts	(318,430)	(721,549)	(86,244,856)

Swap agreements	-	-	(124,177,425)

Total	$(428,537)	$(8,539,369)	$710,711,691

The table below summarizes the average notional value of derivatives held during the period.

Average Notional Value
		Electric Vehicle	Optimum Yield
	Agriculture	Metals	Diversified
	Commodity	Commodity	Commodity
	Strategy	Strategy	Strategy
	No K-1 ETF	No K-1 ETF	No K-1 ETF

Futures contracts	$11,843,222	$21,251,353	$1,583,987,551

Swap agreements	-	-	5,770,000,000

NOTE 6–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2022 and 2021:

	2022	2021
	Ordinary	Ordinary
	Income*	Income*

Agriculture Commodity Strategy No K-1 ETF**	$-	$-

Electric Vehicle Metals Commodity Strategy No K-1 ETF***	-	-

Optimum Yield Diversified Commodity Strategy No K-1 ETF	2,084,525,510	225,797

*	Includes short-term capital gain distributions, if any.
**	For the period August 22, 2022 (commencement of investment operations) through October 31, 2022.
***	For the period April 25, 2022 (commencement of investment operations) through October 31, 2022.

Tax Components of Net Assets at Fiscal Year-End:

			Net
			Unrealized
		Net	Appreciation
	Undistributed	Unrealized	(Depreciation)-	Shares of
	Ordinary	Appreciation-	Other	Beneficial	Total
	Income	Investments	Investments	Interest	Net Assets

Agriculture Commodity Strategy No K-1 ETF	$41,579	$317,320	$(318,430)	$14,553,449	$14,593,918

Electric Vehicle Metals Commodity Strategy No K-1 ETF	101,520	208,026	(721,549)	19,002,442	18,590,439

Optimum Yield Diversified Commodity Strategy No K-1 ETF	749,427,916	22,940,822	(36,491,906)	6,621,542,264	7,357,419,096

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Funds do not have capital loss carryforwards as of October 31, 2022.

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NOTE 7–Investment Transactions

For the fiscal year ended October 31, 2022, the cost of securities purchased and the proceeds from sales of securities (other than short-term securities, U.S. Government obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales

Agriculture Commodity Strategy No K-1 ETF*	$-	$-

Electric Vehicle Metals Commodity Strategy No K-1 ETF**	-	-

Optimum Yield Diversified Commodity Strategy No K-1 ETF	-	-

*	For the period August 22, 2022 (commencement of investment operations) through October 31, 2022.
**	For the period April 25, 2022 (commencement of investment operations) through October 31, 2022.

As of October 31, 2022, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

			Net
	Gross	Gross	Unrealized
	Unrealized	Unrealized	Appreciation
	Appreciation	(Depreciation)	(Depreciation)	Cost

Agriculture Commodity Strategy No K-1 ETF	$586,270	$(587,380)	$(1,110)	$14,053,792

Electric Vehicle Metals Commodity Strategy No K-1 ETF	209,051	(722,574)	(513,523)	19,375,728

Optimum Yield Diversified Commodity Strategy No K-1 ETF	33,217,074	(46,768,158)	(13,551,084)	7,135,261,172

NOTE 8–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of income from the Subsidiary, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended October 31, 2022, the reclassifications were as follows:

	Undistributed Net	Undistributed Net	Shares of
	Investment Income	Realized Gain (Loss)	Beneficial Interest

Agriculture Commodity Strategy No K-1 ETF	$310,134	$110,107	$(420,241)

Electric Vehicle Metals Commodity Strategy No K-1 ETF	179,576	7,818,012	(7,997,588)

Optimum Yield Diversified Commodity Strategy No K-1 ETF	858,745,304	(858,745,304)	-

NOTE 9–Trustees’ and Officer’s Fees

The Adviser, as a result of each Fund’s unitary management fee, pays remuneration to the Independent Trustees and an Officer of the Trust on behalf of the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of their compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco ETFs. The Deferral Fees payable to a Participating Trustee are valued as of the date such Deferral Fees would have been paid to a Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10–Capital

Shares are issued and redeemed by each Fund only in Creation Units consisting of a specified number of Shares as set forth in each Fund’s prospectus. Only APs are permitted to purchase or redeem Creation Units from the Funds. Unlike most ETFs, the Funds currently effect creations and redemptions principally in exchange for the deposit or delivery of cash, rather than principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”) because of the nature of the Funds’ investments. If an in-kind transaction is permitted, there will be a balancing cash component to equate the transaction to the NAV per Share of a Fund on the transaction date. However, cash in an amount equivalent to the value of certain securities may be substituted for any otherwise permitted in-kind transaction, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an AP, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in

36

immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Consolidated Statements of Changes in Net Assets.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Shareholders of Invesco Agriculture Commodity Strategy No K-1 ETF, Invesco Electric Vehicle Metals Commodity Strategy No K-1 ETF and Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF

Opinions on the Consolidated Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of each of the funds listed in the table below and each of their subsidiaries (constituting Invesco Actively Managed Exchange-Traded Commodity Fund Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2022, the related consolidated statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the consolidated financial highlights for each of periods indicated in the table below (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name

Invesco Agriculture Commodity Strategy No K-1 ETF (1)

Invesco Electric Vehicle Metals Commodity Strategy No K-1 ETF (2)

Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF (3)

(1) Consolidated statements of operations and of changes in net assets and the consolidated financial highlights for the period August 22, 2022 (commencement of investment operations) through October 31, 2022

(2) Consolidated statements of operations and of changes in net assets and the consolidated financial highlights for the period April 25, 2022 (commencement of investment operations) through October 31, 2022

(3) Consolidated statement of operations for the year ended October 31, 2022, consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2022 and the consolidated financial highlights for each of the five years in the period ended October 31, 2022

Basis for Opinions

These consolidated financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

December 23, 2022

38

Report of Independent Registered Public Accounting Firm–(continued)

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

39

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Actively Managed Exchange-Traded Commodity Fund Trust, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses, including proxy expenses (except for such proxies related to: (i) changes to the Investment Advisory Agreement, (ii) the election of any Board member who is an “interested person” of the Trust, or (iii) any other matters that directly benefit the Adviser). The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2022 through October 31, 2022.

In addition to the fees and expenses which the Funds bear directly, the Funds indirectly bear a pro rata share of the fees and expenses of the investment companies in which the Funds invests. The amount of fees and expenses incurred indirectly by the Funds will vary because the investment companies have varied expenses and fee levels and the Funds may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Funds. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Funds invest in. The effect of the estimated investment companies’ expenses that the Funds bear indirectly is included in the Funds’ total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

			Annualized
	Beginning	Ending	Expense Ratio	Expenses Paid
	Account Value	Account Value	Based on the	During the
	May 1, 2022	October 31, 2022	Six-Month Period	Six-Month Period(1)

Invesco Agriculture Commodity Strategy No K-1 ETF (PDBA)

Actual	$1,000.00	$ 973.00(2)	0.43%	$ 0.83(3)

Hypothetical (5% return before expenses)	1,000.00	1,023.04(2)	0.43	2.19(3)

Invesco Electric Vehicle Metals Commodity Strategy No K-1 ETF (EVMT)

Actual	1,000.00	698.70	0.45	1.93

Hypothetical (5% return before expenses)	1,000.00	1,022.94	0.45	2.29

40

Calculating your ongoing Fund expenses–(continued)

			Annualized
	Beginning	Ending	Expense Ratio	Expenses Paid
	Account Value	Account Value	Based on the	During the
	May 1, 2022	October 31, 2022	Six-Month Period	Six-Month Period(1)

Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF (PDBC)

Actual	$1,000.00	$ 908.80	0.53%	$2.55

Hypothetical (5% return before expenses)	1,000.00	1,022.53	0.53	2.70

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended October 31, 2022. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Consolidated Financial Highlights.

(2)

The actual ending account value is based on the actual total return of the Fund for the period August 22, 2022 (commencement of investment operations) through October 31, 2022, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

(3)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the period August 22, 2022 (commencement of investment operations) to October 31, 2022. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 71/365. Hypothetical expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 184/365.

41

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2022:

			Corporate			Qualified
	Qualified	Qualified	Dividends	U.S.	Business	Short
	Business	Dividend	Received	Treasury	Interest	Term
	Income*	Income*	Deduction*	Obligations*	Income*	Gains

Invesco Agriculture Commodity Strategy No K-1 ETF	0%	0%	0%	0%	0%	$-

Invesco Electric Vehicle Metals Commodity Strategy No K-1 ETF	0%	0%	0%	0%	0%	-

Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	0%	0%	0%	0%	0%	2,136

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

42

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below:

As of October 31, 2022

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chair of the Board; Chair of the Nominating and Governance Committee and Trustee	Vice Chair since 2018; Chair of the Nominating and Governance Committee and Trustee since 2014	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	234	Chair (since 2021) and member (since 2017) of the Joint Investment Committee, Mission Aviation Fellowship and MAF Foundation; Trustee, Mission Aviation Fellowship (2017-Present).

Todd J. Barre–1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2014	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007) and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	234	None.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

43

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Edmund P. Giambastiani, Jr.–1948 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	President, Giambastiani Group LLC (national security and energy consulting) (2007-Present); Director, First Eagle Alternative Credit LLC (2020-Present); Advisory Board Member, Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development) (2010-Present); Defense Advisory Board Member, Lawrence Livermore National Laboratory (2013-Present); formerly, Director, The Boeing Company (2009-2021); Trustee, MITRE Corporation (federally funded research development) (2008-2020); Director, THL Credit, Inc. (alternative credit investment manager) (2016-2020); Chair (2015-2016), Lead Director (2011-2015) and Director (2008-2011), Monster Worldwide, Inc. (career services); United States Navy, career nuclear submarine officer (1970-2007); Seventh Vice Chair of the Joint Chiefs of Staff (2005-2007); first NATO Supreme Allied Commander Transformation (2003-2005); Commander, U.S. Joint Forces Command (2002-2005).	234	Trustee, U.S. Naval Academy Foundation Athletic & Scholarship Program (2010- Present); formerly, Trustee, certain funds of the Oppenheimer Funds complex (2013-2019); Advisory Board Member, Maxwell School of Citizenship and Public Affairs of Syracuse University (2012-2016).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

44

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Victoria J. Herget–1951 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978), Zurich Scudder Investments (investment adviser) (and its predecessor firms).	234	Trustee (2000- Present) and Chair (2010-2017), Newberry Library; Trustee, Chikaming Open Lands (2014-Present); formerly, Trustee, Mather LifeWays (2001-2021); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Board Chair (2008-2015) and Director (2004-2018), United Educators Insurance Company; Independent Director, First American Funds (2003-2011); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010), Wellesley College; Trustee, BoardSource (2006-2009); Trustee, Chicago City Day School (1994-2005).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

45

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Marc M. Kole–1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Audit Committee and Trustee	Chair of the Audit Committee and Trustee since 2014	Formerly, Managing Director of Finance (2020-2021) and Senior Director of Finance (2015-2020), By The Hand Club for Kids (not-for-profit); Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	234	Formerly, Treasurer (2018-2021), Finance Committee Member (2015-2021) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

Yung Bong Lim–1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Investment Oversight Committee and Trustee	Chair of the Investment Oversight Committee and Trustee since 2014	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	234	Board Director, Beacon Power Services, Corp. (2019-Present); formerly, Advisory Board Member, Performance Trust Capital Partners, LLC (2008-2020).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

46

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Joanne Pace–1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2019	Formerly, Senior Advisor, SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer, Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer, FrontPoint Partners, LLC (alternative investments) (2005-2006); Managing Director (2003-2005), Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004), Credit Suisse (investment banking); Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003), Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999), Morgan Stanley.	234	Board Director, Horizon Blue Cross Blue Shield of New Jersey (2012-Present); Governing Council Member (2016-Present) and Chair of Education Committee (2017-2021), Independent Directors Council (IDC); Council Member, New York-Presbyterian Hospital’s Leadership Council on Children’s and Women’s Health (2012-Present); formerly, Advisory Board Director, The Alberleen Group LLC (2012-2021); Board Member, 100 Women in Finance (2015-2020); Trustee, certain funds in the Oppenheimer Funds complex (2012-2019); Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC, Oppenheimer Asset Management (2011-2012); Board Director, Managed Funds Association (2008-2010); Board Director (2007-2010) and Investment Committee Chair (2008-2010), Morgan Stanley Foundation.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

47

Trustees and Officers–(continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Gary R. Wicker–1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2014	Senior Vice President of Global Finance and Chief Financial Officer, RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	234	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015- Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010- Present).

Donald H. Wilson–1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chair of the Board and Trustee	Chair and Trustee since 2014	Chair, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); formerly, Chair and Chief Executive Officer, Stone Pillar Advisors, Ltd. (2010-2017); President and Chief Executive Officer, Stone Pillar Investments, Ltd. (advisory services to the financial sector) (2016-2018); Chair, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank–Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	234	Director, Penfield Children’s Center (2004-Present); Board Chair, Gracebridge Alliance, Inc. (2015-Present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his or her successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

48

Trustees and Officers–(continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below:

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Anna Paglia–1974 Invesco Capital Management LLC 3500 Lacey Road Suite 700 Downers Grove, IL 60515	Trustee, President and Principal Executive Officer	Trustee since 2022, President and Principal Executive Officer since 2020	President and Principal Executive Officer (2020-Present) and Trustee (2022-Present), Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Managing Director and Global Head of ETFs and Indexed Strategies, Chief Executive Officer and Principal Executive Officer, Invesco Capital Management LLC (2020-Present); Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2020-Present); Vice President, Invesco Indexing LLC (2020-Present); formerly, Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2020), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-2020); Head of Legal (2010-2020) and Secretary (2015-2020), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-2020); Head of Legal and Secretary, Invesco Specialized Products, LLC (2018-2020); Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); and Associate Counsel at Barclays Global Investors Ltd. (2004-2006).	234	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

49

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Adrien Deberghes–1967 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2020	Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Head of the Fund Office of the CFO, Fund Administration and Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial Officer, Treasurer and Vice President, The Invesco Funds (2020-Present); formerly, Senior Vice President and Treasurer, Fidelity Investments (2008-2020).

Kelli Gallegos–1970 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President and Treasurer	Since 2018	Vice President, Invesco Advisers, Inc. (2020-Present); Principal Financial and Accounting Officer- Pooled Investments, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Principal Financial Officer (2016-2020) and Assistant Vice President (2008-2016), The Invesco Funds; Assistant Treasurer, Invesco Specialized Products, LLC (2018); Assistant Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); and Assistant Treasurer, Invesco Capital Management LLC (2013-2018).

Adam Henkel–1980 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2020	Head of Legal and Secretary, Invesco Capital Management LLC and Invesco Specialized Products, LLC (2020-present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2020-Present); Assistant Secretary, Invesco Capital Markets, Inc. (2020-Present); Assistant Secretary, The Invesco Funds (2014-Present); Manager and Assistant Secretary, Invesco Indexing LLC (2020-Present); Assistant Secretary, Invesco Investment Advisers LLC (2020-Present); formerly, Assistant Secretary of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange- Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2020); Chief Compliance Officer of Invesco Capital Management LLC (2017); Chief Compliance Officer of Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2017); Senior Counsel, Invesco, Ltd. (2013-2020); Assistant Secretary, Invesco Specialized Products, LLC (2018-2020).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

50

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Peter Hubbard–1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); and Vice President, Invesco Advisers, Inc. (2020-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

Sheri Morris–1964 Invesco Capital Management LLC 11 Greenway Plaza, Suite 1000 Houston, TX 77046	Vice President	Since 2012	Head of Global Fund Services, Invesco Ltd. (2019-Present); Vice President, OppenheimerFunds, Inc. (2019-Present); President and Principal Executive Officer, The Invesco Funds (2016-Present); Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2020-Present); Director, Invesco Trust Company (2022-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Treasurer (2008-2020), Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange- Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Treasurer, Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Vice President, Invesco Advisers, Inc. (2009-2020).

Rudolf E. Reitmann–1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

51

Trustees and Officers–(continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During the Past 5 Years
Melanie Zimdars–1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer, ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/ Chief Financial Officer, Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

*	This is the date each Officer began serving the Trust in their current position. Each Officer serves an indefinite term, until his or her successor is elected.

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

52

Approval of Investment Advisory Contracts

At a meeting held on June 21, 2022, the Board of Trustees of the Invesco Actively Managed Exchange-Traded Commodity Fund Trust (the “Trust”), including the Independent Trustees, approved the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for Invesco Agriculture Commodity Strategy No K-1 ETF (the “Fund”).

The Trustees reviewed information provided by the Adviser describing: (i) the nature, extent and quality of services to be provided, (ii) the proposed unitary advisory fee for the Fund and comparisons to amounts paid by other comparable registered investment companies, (iii) the extent to which economies of scale may be realized as the Fund grows and whether the fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (iv) any further benefits to be realized by the Adviser or its affiliates from the Adviser’s relationship with the Fund.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions to be performed by the Adviser for the Fund, including the identity of the persons who will be responsible for the day-to-day management of the Fund, and they considered the quality of services provided by the Adviser to other exchange-traded funds (“ETFs”). The Trustees considered information regarding the Fund’s investment objective, strategies and process. The Trustees noted that the Fund’s portfolio managers also manage other ETFs on behalf of the Adviser that are overseen by the Board and that the Board is familiar with the background and experience of the Fund’s portfolio managers. The Trustees also noted other information the Board received and considered at its March 15, 2022 and April 6, 2022 meetings describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. The Trustees reviewed information related to the Adviser’s portfolio transaction policies and procedures.

The Trustees considered the services to be provided by the Adviser in its oversight of the Fund’s administrator, custodian and transfer agent. The Trustees noted the significant amount of time, effort and resources that had been devoted to this oversight function for the other ETFs managed by the Adviser and that was expected to be provided for the Fund. The Trustees also noted that, unlike most of the other ETFs for which the Adviser serves as investment adviser, the Fund is not designed to track the performance of an index, and investment decisions are the primary responsibility of the Adviser.

Based on their review, the Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser to the Fund under the Investment Advisory Agreement were expected to be appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on the Fund’s proposed unitary advisory fee, as compared to information compiled by the Adviser from Lipper Inc. (“Lipper”) databases on the median net expense ratios of comparable passive ETFs and Adviser-identified select peer funds. The Trustees noted that the Lipper fee data indicated that the Fund did not have open-end (non-ETF) index peer funds or open-end (non-ETF) actively managed peer funds. The Trustees noted that the proposed annual advisory fee to be charged to the Fund was a unitary fee, and that the Adviser has agreed to pay all other operating expenses of the Fund except for brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses, costs incurred in connection with proxies (except certain proxies) and other extraordinary expenses. The Trustees noted that the Fund’s proposed unitary advisory fee was lower than the median net expense ratio of its Lipper ETF peer group that consisted of five funds and lower than the median net expense ratio of its select peer group that consisted of three funds.

Based on all of the information provided, the Board concluded that the Fund’s proposed unitary advisory fee was reasonable and appropriate in light of the administrative, operational and management oversight services to be provided by the Adviser and the related costs in providing such services.

In conjunction with their review of the unitary advisory fee, the Trustees considered that the Adviser did not provide a profitability analysis for the Adviser in managing the Fund because the Fund had not yet commenced operations. However, the Trustees noted other information the Board received and considered at its March 15, 2022 and April 6, 2022 meetings regarding the Adviser’s overall profitability from its relationship with other ETFs for which it serves as investment adviser.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees noted that any reduction in fixed costs associated with the management of the Fund would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for

53

Approval of Investment Advisory Contracts–(continued)

the Fund. The Trustees considered whether the proposed unitary advisory fee rate for the Fund is reasonable in relation to the proposed services and product strategy of the Fund, and they concluded that the unitary advisory fee was reasonable and appropriate.

Fall-Out Benefits. The Trustees considered that the Adviser identified no additional benefits that it will receive from its relationship with the Fund, and noted that the Adviser will not be a party to any soft dollar, commission recapture or directed brokerage arrangements with respect to the Fund. The Trustees also considered benefits to be received by affiliates of the Adviser that may be directly or indirectly attributed to the Adviser’s relationship with the Fund, including brokerage fees and advisory fees for affiliated money market cash management vehicles. The Trustees also considered that Invesco Distributors, Inc., an affiliate of the Adviser, will serve as the Fund’s distributor and will be paid a distribution fee by the Adviser. The Board concluded that the Fund’s unitary advisory fee was reasonable, taking into account any ancillary benefits to be received by affiliates of the Adviser.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Investment Advisory Agreement for the Fund. No single factor was determinative in the Board’s analysis.

54

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2022 Invesco Capital Management LLC 3500
Lacey Road, Suite 700
Downers Grove, IL 60515	P-PS-AR-13	invesco.com/ETFs

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 13(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended October 31, 2022.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has four “audit committee financial experts” serving on its audit committee: Mr. Marc M. Kole, Ms. Joanne Pace, Mr. Gary R. Wicker and Mr. Donald H. Wilson. Each of these audit committee members is “independent,” meaning that he/she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he/she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his/her capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that a person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board.

Item 4. Principal Accountant Fees and Services.

(a) to (d)

Fees Billed by PwC to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for pre-approved services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2022	Fees Billed by PwC for Services Rendered to the Registrant for Fiscal Year End 2021
Audit Fees	$ 97,376	$ 32,720
Audit-Related Fees	$ 0	$ 0
Tax Fees(1)	$ 39,786	$ 13,459
All Other Fees	$ 0	$ 0
Total Fees	$ 137,162	$ 46,179

(1)

Tax Fees for the fiscal years ended October 31, 2022 and 2021 include fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Capital Management LLC (“Invesco” or “Adviser”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”), aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2022 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non- Audit Services Rendered to Invesco and Affiliates for Fiscal Year End 2021 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$ 760,000	$ 760,000
Tax Fees	$ 0	$ 0
All Other Fees	$ 0	$ 0
Total Fees	$ 760,000	$ 760,000

(1)	Audit-Related Fees for the fiscal years ended 2022 and 2021 include fees billed related to reviewing controls at a service organization.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Policies and Procedures

As Adopted by the Audit Committee of the Invesco ETFs

Applicable to

Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (collectively the “Funds”)

Risk Addressed by Policy	Approval of Audit and Non-Audit Services

Relevant Law and Other Sources	Sarbanes-Oxley Act of 2002; Regulation S-X.
Last Reviewed by Compliance for Accuracy	June 15, 2018
Effective Date	June 26, 2009
Amended Dates	March 12, 2015 and June 15, 2018

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.

The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.

Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions
•	Human resources
•	Broker-dealer, investment adviser, or investment banking services
•	Legal services
•	Expert services unrelated to the audit
•	Any service or product provided for a contingent fee or a commission
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance
•	Tax services for persons in financial reporting oversight roles at the Fund
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

(e)(2)	There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

In addition to the amounts shown in the tables above, PwC billed Invesco and Affiliates aggregate fees of $7,434,000 for the fiscal year ended October 31, 2022 and $5,910,000 for the fiscal year ended October 31, 2021 for non-audit services not required to be pre-approved by the Registrant’s Audit Committee. In total, PwC billed the Registrant, Invesco and Affiliates aggregate non-audit fees of $8,233,786 for the fiscal year ended October 31, 2022 and $6,683,459 for the fiscal year ended October 31, 2021.

(h)

With respect to the non-audit services above billed to Invesco and Affiliates that were not required to be pre-approved by the Registrant’s Audit Committee, the Audit Committee received information from PwC about such services, including by way of comparison, that PwC provided audit services to entities within the Investment Company Complex, as defined by Rule 2-01(f)(14) of Regulation S-X, of approximately $31 million and non-audit services of approximately $19 million for the fiscal year ended 2022. The Audit Committee considered this information in evaluating PwC’s independence.

Pursuant to PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, PwC advised the Registrant’s Audit Committee of the following matters identified since the previous annual Form N-CSR filing that may be reasonably thought to bear on PwC’s independence. PwC advised the Audit Committee that one PwC Partner held financial interests directly in investment companies within the complex that includes the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the “Invesco Fund Complex”) that were inconsistent with the requirements of Rule 2-01(c)(1) of SEC Regulation S-X. In reporting the matter to the Audit Committee, PwC noted, among other things, that the impermissible holding was disposed of by the individual, the individual was not in the chain of command of the audit or the audit partners of the Funds, the financial interest was not material to the net worth of the individual or his or her respective immediate family members and the Funds’ audit engagement team was unaware of the impermissible holding until after the matter was confirmed to be an independence exception. In addition, PwC considered that the PwC Partner provided non-audit services that were not relied upon by the audit engagement team in the audits of the financial statements of the Funds. Based on the mitigating factors noted above, PwC advised the Audit Committee that it concluded that its objectivity and impartiality with respect to all issues encompassed within the audit engagement has not been impaired and it believes that a reasonable investor with knowledge of all relevant facts and circumstances for the violation would conclude that PwC is capable of exercising objective and impartial judgment on all issues encompassed within the audits of the financial statements of the Funds in the Registrant for the impacted periods.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are Marc M. Kole, Joanne Pace, Gary R. Wicker, and Donald H. Wilson.

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board that would require disclosure herein.

Item 11. Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is attached as Exhibit 99.CODEETH.

(a)(2)

Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)

Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Invesco Actively Managed Exchange-Traded Commodity Fund Trust

By: /s/ Anna Paglia

Name: Anna Paglia
Title: President

Date:   January 5, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Anna Paglia

Name: Anna Paglia
Title: President

Date:   January 5, 2023

By: /s/ Kelli Gallegos

Name: Kelli Gallegos
Title: Treasurer

Date:   January 5, 2023